PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.


                         THE STRONG INTERNATIONAL FUNDS
                                 INVESTOR CLASS

                            STRONG ASIA PACIFIC FUND
                       STRONG FOREIGN MAJORMARKETSSM FUND
                         STRONG INTERNATIONAL STOCK FUND
                              STRONG OVERSEAS FUND


                 Supplement to the Prospectus dated May 1, 2002


Shares of each Fund purchased after September 1, 2002, and held for less than 15 calendar days are subject to a redemption fee of 1.00%, based on the redeemed share's market value. Redemption fees are paid directly to the Fund.

In addition, the following paragraph is added under "Additional Policies":

EARLY REDEMPTION FEE
Each Fund can experience substantial price fluctuations and is intended for long-term investors. Short-term "market timers" engage in frequent purchases and redemptions that can disrupt a fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, each Fund charges a 1.00% fee, based on the redeemed share's market value, on redemptions (including exchanges) of Fund shares held for less than 15 calendar days. Redemption fees will be paid to the Fund. The Fund will use the "first-in, first-out" (FIFO) method to determine the 15-day holding period.



           The date of this Prospectus Supplement is August 12, 2002.







                                                            INT0802/WH2885  0802